Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10. SUBSEQUENT EVENTS

The subsequent event disclosures herein have been updated through July 2, 2012.

Holders of $2.3 million in principal of our Series B Debentures have converted their principal plus accrued interest into 103,022 shares of our 10% Series C Preferred Stock from April 1, 2012 through the date of this report.

On April 27, 2012, we entered into an Option Agreement and a Pledge Agreement with Midwest Continent Holding, LLC (“Midwest”) to acquire 100% of Midwest’s membership interest in Blue Water Energy Solutions, LLC (“Blue Water”) on or before June 30, 2012. Blue Water owns three existing salt water disposal wells and related facilities located in Oklahoma. Midwest previously owned 100% of the membership interest of Blue Water until April 30, 2012. The price we paid for the option was $750,000, consisting of a cash payment of $250,000 and $500,000 of our Series C Preferred Stock. Midwest has pledged its membership interest in Blue Water as security for the Option Agreement. If we exercise the option, we will pay an additional $650,000 in cash. On June 29, 2012, the deadline on the Option Agreement was extended from June 30, 2012 to July 31, 2012 for a cash payment of $515,000 and 247,876 shares of our common stock with fair market value of approximately $506,000. In the event the option is not exercised, we will return the pledged membership interest and Midwest will retain the option proceeds. The Option Agreement contains other covenants during the option period, including naming us as the sole Manager of Blue Water, LLC during the option term.

On May 17, 2012, the Company entered into a note payable with a bank for the purchase of ten water hauling trucks in the amount of $1.7 million, bearing interest at a rate of one-month LIBOR plus 4.0% with principal and interest payable monthly over the term of the loan. The note payable has a final maturity date of August 17, 2017.

On May 18, 2012, GreenHunter Water, LLC, a subsidiary of the Company, closed on a joint venture agreement providing for the acquisition by the joint venture of up to seven permitted tracts to drill saltwater wells. Through the date of this report, the Company has closed on the purchase of four of the permitted tracts. Total consideration of the purchases closed was $2.1 million, consisting of $1.2 million cash, $400 thousand of our Series C Preferred Stock, and 242,471 shares of common stock of the Company with a fair market value of approximately $466 thousand, based on a weighted average closing price of $1.92 per share.

On May 22, 2012, June 7, 2012 and June 29, 2012, the Company borrowed an additional $300 thousand, $500 thousand and $500 thousand, respectively, under promissory notes due to the Company’s Chairman and Chief Executive Officer.

NOTE 16. SUBSEQUENT EVENTS—UNAUDITED

On January 18, 2012, the Company filed an amended registration statement with the SEC to register 125,000 shares of 10% Series C Cumulative Preferred Stock. We are amending this registration statement to allow for the issue of 600,000 shares of 10% Series C Cumulative Preferred Stock.

On January 23, 2012, the Company entered into a loan to acquire a water-hauling truck. The amount financed was $178,000, the interest rate is 7.99%, and the loan matures on March 9, 2015.

During February 2012, the Company granted 2,025,750 shares of common stock options to executive officers, employees of the Company, and a new member of the Board of Directors of the Company with an average exercise price of $1.65.

On February 17, 2012, the Company, through its wholly owned subsidiary, GreenHunter Water, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly-owned subsidiary of Magnum Hunter Resources Corporation. The terms and conditions of the equity purchase agreement between the parties were approved by the audit committee or an independent special committee for each party. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of $2.2 million in cash, 1,846,722 shares of the Company's restricted common stock with a fair value of $3.3 million, 22,000 shares of our 10% Series C cumulative preferred stock with a stated value of $2.2 million, and a $2.2 million convertible promissory note due to the seller. In connection with the sale, Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, entered into agreements with Hunter Disposal, LLC and GreenHunter Water, LLC for wastewater hauling and disposal capacity in Kentucky, Ohio and West Virginia and a five-year tank rental agreement with GreenHunter Water, LLC. See Note 13, Related Party Transactions, for more information.

The following table summarizes the purchase price and the preliminary estimate of the fair values of the net assets of Hunter Disposal, LLC as of the date acquired as determined as of January 1, 2012:

Consideration paid:
Cash paid	$2,200,000
Common shares issued—1,846,722 shares at $1.70	3,305,632
Preferred shares issued—22,000 shares at $25 stated value	2,200,000
Convertible Promissory note	2,200,000

Total consideration	$9,905,632
Disposal wells	$5,513,420
Field equipment (excluding disposal wells)	2,466,500
Office and admin assets	3,500
Deposits	29,717
Asset retirement obligation	(26,929)
Cash (bank overdraft)	(355,517)
Accounts receivable	2,442,710
Accounts receivable from Magnum Hunter Resources	2,207,676
Accounts payable & accrued expenses	(2,375,445)

Total	$9,905,632

The following unaudited summary, prepared on a pro forma basis, presents the results of operations for the years ended December 31, 2011, and 2010, as if the acquisition of Hunter Disposal, LLC, along with transactions necessary to finance the acquisitions, had occurred as of the beginning of 2010. The pro forma information includes the effects of adjustments for interest expense and depreciation expense. The pro forma results are not necessarily indicative of what actually would have occurred if the acquisition had been completed as of the beginning of each period presented, nor are they necessarily indicative of future consolidated results.

	For the Year Ended December 31,
	2011	2010
Total operating revenue	$14,202,131	$1,692,342
Total operating costs and expenses	15,465,155	6,515,753

Operating loss	(1,263,024)	(4,823,411)
Interest expense and other	(527,343)	1,926,137

Net income (loss)	(1,790,367)	(2,897,274)
Gain on disposal of discontinued operations	—	33,055,388
Loss from discontinued operations, net of taxes	—	(8,933,227)
Dividends on preferred stock	(679,106)	(655,841)

Net income (loss) attributable to common stockholders	$(2,469,473)	$20,569,046

Net income (loss) per share, basic & diluted	$(0.09)	$0.85

On February 17, 2012, the Company entered into a promissory note in conjunction with the closing of the acquisition of Hunter Disposal, LLC. The amount financed was $2.2 million, and the note carries an interest rate of 5.5% The note has a term of 36 months.

On February 28, 2012, the Company sent a letter to all holders of our 9% Series B Debentures offering them the option to convert their outstanding debentures into shares of our 10% Series C Cumulative Preferred Stock with stated value equal to the face value of their debentures, along with any unpaid interest due to them. We have received notice to convert from holders of $292,000 of our Series B Debentures into 3,136 shares of our 10% Series C Cumulative Preferred Stock subsequent to December 31, 2011, through the date of this report.